Exhibit 99.2

Q4 2019 Earnings October 30, 2019

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Forward - Looking Statements and Non - GAAP Financial Measures 2 Forward - Looking Statements This presentation contains certain “forward - looking statements” within the meaning of the U.S. Private Securities Litigation Ref orm Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from ant ici pated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature a re forward - looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identi fy forward - looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or ob ligation to do so) our forward - looking statements whether as a result of new information, future events or otherwise, except to the extent requ ired by law. The forward - looking statements in this presentation include statements addressing our future financial condition and operating r esults. Examples of factors that could cause actual results to differ materially from those described in the forward - looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particu lar ly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates an d commodity prices; natural disasters and political, economic and military instability in countries in which we operate; develo pme nts in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. Mo re detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10 - K for the fiscal year ended Sept. 28, 2018 as well as in our Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K and other reports filed by us with the U. S. Securities and Exchange Commission. Non - GAAP Financial Measures Where we have used non - GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non - GAAP financial measure, in this presentation.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Sales and Adjusted EPS above the midpoint of Guidance • Sales of $3.3B, down 6% on a reported basis and down 5% organically Y/Y • Transportation down 5% organically driven by production declines in global auto and commercial transportation • Industrial grew 1% organically, ahead of guidance, primarily driven by continued strength in AD&M • Communications down 18% organically, as expected, driven by inventory destocking in the distribution channel • Sales included an approximate headwind of $65M from currency exchange rates • Adjusted EPS of $1.33 and Adjusted operating margins of 16.3% • Adjusted EPS down 1% on 6% sales decline • Strong Free Cash Flow of $688M with $332M returned to shareholders • Announced bolt on acquisition expanding TE Sensors portfolio Q4 Highlights 3 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non - GAAP financial measures; see Appen dix for descriptions and reconciliations.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Demonstrated margin and earnings resiliency in a challenging market • Sales of $13.4B, down 4% on a reported basis and down 2% organically Y/Y • Transportation down 3% organically with content growth driving performance above market • Industrial Solutions grew 3% organically with growth driven by AD&M and medical applications • Communications down 7% organically due to distribution channel destocking • Adjusted Operating Margins of 17.0% • 130bps of expansion in Industrial Solutions • Adjusted EPS of $5.55, down 1% Y/Y on a 4% sales decline • Strong Free Cash Flow of $1.6B, up 15% Y/Y • Deployed ~$300M on acquisitions and announced intent to acquire First Sensor FY20 Guidance reflecting end market weakness • Sales of $13.0B, which includes a ~$230M Y/Y headwind from currency exchange rates • Expect to continue to outperform our markets due to content growth • Adjusted EPS of $5.05, which includes a ~$0.30 Y/Y headwind from currency and tax impacts • Executing cost reduction and footprint consolidation plans while investing for long term growth Full Year Highlights & Guidance 4 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non - GAAP financial measures; see Appen dix for descriptions and reconciliations.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reported FY18 FY19 FY19 Q4 Y/Y Growth Q4 Q3 Q4 Reported Organic Transportation 2,033 1,897 1,899 (7)% (6)% Industrial 980 1,042 933 (5%) (4)% Communications 452 382 374 (17)% (16)% Total TE 3,465 3,321 3,206 (7)% (6)% Book to Bill 0.99 0.98 0.97 Segment Orders Summary ($ in millions) 5 • Transportation flat sequentially, with growth in Automotive offset by global weakness in Commercial Transportation • Industrial sequential orders driven by declines across all businesses and regions • Communications sequential order declines driven by broad based global weakness • Distribution channel orders down double digits both Y/Y and sequentially in Q4, impacting the Industrial and Communications segments Sequential orders decline reflecting market weakness and inventory destocking

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Y/Y Growth Rates Reported Organic Automotive $1,374 (6)% (4)% Commercial Transportation 283 (9)% (14)% Sensors 239 1% 0% Transportation Solutions $1,896 (6)% (5)% $ in Millions Q4 Sales Q4 Business Performance Reported Down 6% Organic Down 5% Q4 Adjusted Operating Margin Transportation Solutions 6 Adjusted EBITDA Margin 23.4% 23.6% • Automotive sales down 4% organically driven by global auto production declines • Commercial Transportation organic declines of 14% with double digit declines in each region • Sensors growth in industrial applications offset by declines in transportation applications Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non - GAAP financial measures: see Appendix for descriptions and reconciliations. Adjusted Operating Margin down 50 basis points, as expected $2,012 $1,896 Q4 2018 Q4 2019 18.1% 17.6% Q4 2018 Q4 2019

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Y/Y Growth Rates Reported Organic Aerospace , Defense and Marine $348 12% 13% Industrial Equipment 479 (7)% (8)% Energy 187 (2)% 2% Industrial Solutions $1,014 0% 1% $ in Millions Q4 Sales • AD&M strong growth ahead of market driven by new program ramps in Commercial Aerospace & Defense • Industrial Equipment declines driven by inventory destocking, partially offset by 5% growth in medical applications • Energy organic growth in North America and China, partially offset by declines in Europe Q4 Business Performance Reported Flat Organic Up 1% Q4 Adjusted Operating Margin Industrial Solutions 7 $1,014 $1,014 Q4 2018 Q4 2019 15.0% 15.5% Q4 2018 Q4 2019 Adjusted Operating Margin expansion of 50 basis points Y/Y driven by operational execution Adjusted EBITDA Margin 19.4% 19.9% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non - GAAP financial measures: see Appendix for descriptions and reconciliations.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. 16.8% 12.1% Q4 2018 Q4 2019 $483 $390 Q4 2018 Q4 2019 Y/Y Growth Rates Reported Organic Data & Devices $240 (18)% (18)% Appliances 150 (21)% (18)% Communications Solutions $390 (19)% (18)% $ in Millions Q4 Sales • Data & Devices and Appliances declines driven by inventory destocking and demand driven weakness across all regions • Continue to target long term adjusted operating margins in the mid teens Q4 Business Performance Reported Down 19% Organic Down 18% Q4 Adjusted Operating Margin Adjusted Operating Margin decline 470 basis points Y/Y driven by market weakness 8 Communications Solutions Adjusted EBITDA Margin 20.9% 16.2% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non - GAAP financial measures: see Appendix for descriptions and reconciliations.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. ($ in Millions, except per share amounts) Q4 FY18 Q4 FY19 Net Sales $ 3,509 $ 3,300 Operating Income $ 570 $ 444 Operating Margin 16.2% 13.5% Acquisition Related Charges & Other Items 5 23 Restructuring & Other Charges, net 22 71 Adjusted Operating Income $ 597 $ 538 Adjusted Operating Margin 17.0% 16.3% Earnings Per Share* $ 4.78 $ 1.11 Acquisition Related Charges & Other Items 0.01 0.05 Restructuring & Other Charges, net 0.05 0.17 Tax Items (3.49) - Adjusted EPS $ 1.35 $ 1.33 Q4 Financial Summary 9 *Represents Diluted Earnings Per Share from Continuing Operations Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non - GAAP financial measures; see Appendix for descript ions and reconciliations.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. FY19 Summary 10 Adjusted Operating Margin 17.7% 17.0% FY18 FY19 Free Cash Flow $1,400 $1,616 FY18 FY19 $13,988 $13,448 FY18 FY19 Sales $ in Millions Adjusted Operating Margin, Adjusted EPS, Adjusted EBITDA Margin and Free Cash Flow are non - GAAP financial measures: see Appendix for descriptions and reconciliations. Adjusted EPS $5.61 $5.55 FY18 FY19 Adjusted EPS down 1% on 4% Sales decline Adjusted EBITDA Margin 22.5% 22.1%

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Guidance* Transportation Solutions Industrial Solutions Communications Solutions TE Connectivity Highlights Sales $3.0B to $3.2B Adjusted EPS $1.10 to $1.16 • Sales down ~$250M Y/Y reflecting 7% reported and 6% organic declines • Adjusted EPS declining $0.16 Y/Y from a market driven sales decline • FX headwind impacting sales by ~$60M and Adjusted EPS by $0.03 Y/Y Down High Single Digits Down Mid Single Digits Organic Down Mid Teens Down Mid Teens Organic Down Low Single Digits Flat Organic Q1 Outlook 11 • Transportation Solutions impacted by high single - digit declines in global auto production and global weakness in Commercial Transportation markets • Expecting organic growth in AD&M and medical applications, offset by weakness in industrial applications • Communications Solutions decline driven by continued inventory destocking in the distribution channel and demand weakness across all regions * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Net Sales Growth and Adjusted EPS are non - GAAP financial measures; see Appendix for descriptions and reconciliations. Guidance reflecting market weakness in all segments

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Net Sales Growth and Adjusted EPS are non - GAAP financial measures; see Appendix for descriptions and reconciliations. Full year outlook impacted by weakness across markets and inventory adjustments Sales of $12.7B to $13.3B Adjusted EPS of $4.85 to $5.25 • Sales down 3% reported and 2% organic Y/Y • Adjusted EPS of $5.05 includes headwinds of ~$0.30 from Tax and FX • FX headwind impacting sales by ~$230M and Adjusted EPS by $0.11 Y/Y Down Mid Single Digits Down Low Single Digits Organic Down High Single Digits Down Mid Single Digits Organic Flat Up Low Single Digits Organic FY20 Outlook Guidance* Transportation Solutions Industrial Solutions TE Connectivity Highlights 12 Communications Solutions • Content growth enabling auto market outperformance versus global production declines of mid single digits for the full year. Expect Commercial Transportation markets to be down high single digits. • Industrial Solutions organic growth driven by AD&M and medical applications, partially offset by inventory destocking in the distribution channel • Communications decline driven by continued broad market weakness and inventory destocking in the distribution channel

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Additional Information 13

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Y/Y Q4 2019 14 Sales (in millions) Adjusted EPS Q4 2018 Results $3,509 $1.35 Operational Performance (146) (0.04) FX Impact (63) (0.01) Tax Rate Impact - 0.03 Q4 2019 Results $3,300 $1.33 Adjusted EPS is a non - GAAP financial measure; See Appendix for description and reconciliation.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Y/Y FY 2019 15 Adjusted EPS is a non - GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS 2018 Results $13,988 $5.61 Operational Performance (131) (0.03) FX Impact (409) (0.13) Tax Rate Impact - 0.10 2019 Results $13,448 $5.55

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Y/Y Q1 2020 16 Sales (in millions) Adjusted EPS Q1 2019 Results $3,347 $1.29 Operational Performance (185) (0.13) FX Impact (62) (0.03) Tax Rate Impact - - Q1 2020 Guidance $3,100 $1.13 Guidance Range: Sales of $3.0B - $3.2B Adjusted EPS of $1.10 – $1.16 Adjusted EPS is a non - GAAP financial measure; See Appendix for description and reconciliation.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Y/Y FY 2020 17 Guidance Range Sales of $12.7B - $13.3B Adjusted EPS of $4.85 - $5.25 Adjusted EPS is a non - GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS 2019 Results $13,448 $5.55 Operational Performance (219) (0.21) FX Impact (229) (0.11) Tax Rate Impact - (0.18) 2020 Results $13,000 $5.05

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. ($ in Millions) Q4 2018 Q4 2019 Beginning Cash Balance $770 $546 Free Cash Flow 670 688 Dividends (153) (154) Share repurchases (268) (178) Net decrease in debt (1) (31) Acquisition of business, net of cash acquired (153) 0 Other (17) 56 Ending Cash Balance $848 $927 Total Debt $4,000 $3,965 A/R $2,361 $2,320 Days Sales Outstanding* 61 63 Inventory $1,857 $1,836 Days on Hand* 72 71 Accounts Payable $1,548 $1,357 Days Outstanding* 60 55 Free Cash Flow is a non - GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q4 Balance Sheet & Cash Flow Summary 18 ($ in Millions) Q4 2018 Q4 2019 Cash from Continuing Operations $922 $879 Capital expenditures, net Cash (collected) paid pursuant to collateral requirements related to cross - currency swap contracts (258) 6 (152) (39) Free Cash Flow $670 $688

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Appendix 19

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. 20 Non - GAAP Financial Measures We present non - GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financ ial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non - GAAP financial measures provide supplem ental information and should not be considered replacements for results in accordance with GAAP. Management uses non - GAAP financial measures internally for planning and forecasting purposes and in its decision - making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we be lie ve that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is th at they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non - GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any incr eas e or decrease in reported amounts. These non - GAAP financial measures may not be comparable to similarly - titled measures reported by other companies. The following provides additional information regarding our non - GAAP financial measures: • Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of fore ign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful meas ure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, a nd items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive co mpensation plans. • Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the mo st comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or ch arg es, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provi de insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive co mpensation plans. • Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. • Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related cha rges, other income or charges, and certain significant tax items, if any. • Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial me asure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax r etu rns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. • Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financi al measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior pe rio d tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a signifi can t component in our incentive compensation plans.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. 21 • Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (th e most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other i nco me, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any . • Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continui ng operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believ e a re useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by managemen t t o monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions a nd the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this act ivi ty is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre - separation tax matters an d cash paid (collected) pursuant to collateral requirements related to cross - currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent lo ng - term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Di rectors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It shou ld not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain no n - discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and bus iness acquisitions, that are not considered in the calculation of Free Cash Flow. • Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capi tal. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non - GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non - GAAP Financial Measures (cont.)

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. 22 Segment Summary Net Sales Net Sales Net Sales Net Sales Transportation Solutions 1,896$ 2,012$ 7,821$ 8,290$ Industrial Solutions 1,014 1,014 3,954 3,856 Communications Solutions 390 483 1,673 1,842 Total 3,300$ 3,509$ 13,448$ 13,988$ Operating Operating Operating Operating Operating Operating Operating Operating Income Margin Income Margin Income Margin Income Margin Transportation Solutions 270$ 14.2% 341$ 16.9% 1,226$ 15.7% 1,578$ 19.0% Industrial Solutions 150 14.8 146 14.4 543 13.7 465 12.1 Communications Solutions 24 6.2 83 17.2 209 12.5 288 15.6 Total 444$ 13.5% 570$ 16.2% 1,978$ 14.7% 2,331$ 16.7% Adjusted Adjusted Adjusted Adjusted Adjusted Adjusted Adjusted Adjusted Operating Operating Operating Operating Operating Operating Operating Operating Income (1) Margin (1) Income (1) Margin (1) Income (1) Margin (1) Income (1) Margin (1) Transportation Solutions 334$ 17.6% 364$ 18.1% 1,401$ 17.9% 1,623$ 19.6% Industrial Solutions 157 15.5 152 15.0 621 15.7 555 14.4 Communications Solutions 47 12.1 81 16.8 258 15.4 301 16.3 Total 538$ 16.3% 597$ 17.0% 2,280$ 17.0% 2,479$ 17.7% September 28, 2019 2018 2019 2018 (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. ($ in millions) For the Quarters Ended For the Years Ended September 27, September 28, September 27,

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Net Sales Growth 23 Translation (2) Acquisitions Transportation Solutions (3) : Automotive (89)$ (6.1)% (59)$ (4.1)% (30)$ -$ Commercial transportation (29) (9.3) (41) (13.6) (7) 19 Sensors 2 0.8 1 0.4 (4) 5 Total (116) (5.8) (99) (4.9) (41) 24 Industrial Solutions (3) : Industrial equipment (35) (6.8) (40) (7.9) (5) 10 Aerospace, defense, oil, and gas 38 12.3 42 13.2 (4) - Energy (3) (1.6) 4 2.0 (7) - Total - - 6 0.6 (16) 10 Communications Solutions (3) : Data and devices (54) (18.4) (53) (18.0) (1) - Appliances (39) (20.6) (34) (18.3) (5) - Total (93) (19.3) (87) (18.0) (6) - Total (209)$ (6.0)% (180)$ (5.1)% (63)$ 34$ Translation (2) Acquisitions Transportation Solutions (3) : Automotive (406)$ (6.7)% (198)$ (3.3)% (208)$ -$ Commercial transportation (59) (4.6) (48) (3.9) (40) 29 Sensors (4) (0.4) 14 1.4 (26) 8 Total (469) (5.7) (232) (2.8) (274) 37 Industrial Solutions (3) : Industrial equipment (38) (1.9) (66) (3.4) (45) 73 Aerospace, defense, oil, and gas 149 12.9 165 14.1 (16) - Energy (13) (1.8) 21 2.7 (34) - Total 98 2.5 120 3.1 (95) 73 Communications Solutions (3) : Data and devices (75) (7.0) (58) (5.4) (17) - Appliances (94) (12.1) (71) (9.3) (23) - Total (169) (9.2) (129) (7.0) (40) - Total (540)$ (3.9)% (241)$ (1.7)% (409)$ 110$ (1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. Organic Net Sales Growth Sales Growth (1) ($ in millions) Change in Net Sales for the Year Ended September 27, 2019 versus Net Sales for the Year Ended September 28, 2018 Net Organic Net Change in Net Sales for the Quarter Ended September 27, 2019 Sales Growth (1) ($ in millions) Sales Growth Net versus Net Sales for the Quarter Ended September 28, 2018

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 27, 2019 24 Acquisition- Related Charges Restructuring and Other and Other Tax Adjusted U.S. GAAP Items (1)(2) Charges, Net (1) Items (Non-GAAP) (3) Operating income: Transportation Solutions 270$ 18$ 46$ -$ 334$ Industrial Solutions 150 4 3 - 157 Communications Solutions 24 1 22 - 47 Total 444$ 23$ 71$ -$ 538$ Operating margin 13.5% 16.3% Income tax expense (61)$ (5)$ (15)$ 1$ (80)$ Effective tax rate 14.0% 15.1% Income from continuing operations 376$ 18$ 56$ 1$ 451$ Diluted earnings per share from continuing operations 1.11$ 0.05$ 0.17$ -$ 1.33$ (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. ($ in millions, except per share data) Adjustments (2) Includes acquisition-related charges of $6 million and a write-off of spare parts of $17 million.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 28, 2018 25 Acquisition- Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 341$ 3$ 20$ -$ 364$ Industrial Solutions 146 2 4 - 152 Communications Solutions 83 - (2) - 81 Total 570$ 5$ 22$ -$ 597$ Operating margin 16.2% 17.0% Other expense, net (1)$ -$ -$ -$ (1)$ Income tax (expense) benefit 1,128$ (1)$ (4)$ (1,222)$ (99)$ Effective tax rate (206.6)% 17.3% Income from continuing operations 1,674$ 4$ 18$ (1,222)$ 474$ Diluted earnings per share from continuing operations 4.78$ 0.01$ 0.05$ (3.49)$ 1.35$ (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes a $1,222 million net income tax benefit associated with the tax impacts of certain intercompany transactions including an increase to the valuation allowance. ($ in millions, except per share data) Adjustments

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2019 26 Acquisition- Related Charges Restructuring and Other and Other Tax Adjusted U.S. GAAP Items (1)(2) Charges, Net (1) Items (3) (Non-GAAP) (4) Operating income: Transportation Solutions 1,226$ 31$ 144$ -$ 1,401$ Industrial Solutions 543 15 63 - 621 Communications Solutions 209 1 48 - 258 Total 1,978$ 47$ 255$ -$ 2,280$ Operating margin 14.7% 17.0% Other income, net 2$ -$ -$ -$ 2$ Income tax (expense) benefit 15$ (9)$ (61)$ (291)$ (346)$ Effective tax rate (0.8)% 15.5% Income from continuing operations 1,946$ 38$ 194$ (291)$ 1,887$ Diluted earnings per share from continuing operations 5.72$ 0.11$ 0.57$ (0.86)$ 5.55$ Adjustments (4) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes a $216 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform, a $90 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction, and $15 million of income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions. (2) Includes acquisition-related charges of $30 million and a write-off of spare parts of $17 million.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2018 27 Acquisition- Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 1,578$ 12$ 33$ -$ 1,623$ Industrial Solutions 465 10 80 - 555 Communications Solutions 288 - 13 - 301 Total 2,331$ 22$ 126$ -$ 2,479$ Operating margin 16.7% 17.7% Other income, net 1$ -$ -$ (1)$ -$ Income tax (expense) benefit 344$ (5)$ (31)$ (716)$ (408)$ Effective tax rate (15.4)% 17.1% Income from continuing operations 2,584$ 17$ 95$ (717)$ 1,979$ Diluted earnings per share from continuing operations 7.32$ 0.05$ 0.27$ (2.03)$ 5.61$ (2) Includes a $1,283 million net income tax benefit associated with the tax impacts of certain intercompany transactions and legal entity restructurings including an increase to the valuation allowance. Also includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Non - GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 28, 2018 28 Acquisition- Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Operating income: Transportation Solutions 332$ 3$ 21$ 356$ Industrial Solutions 100 3 35 138 Communications Solutions 52 - 19 71 Total 484$ 6$ 75$ 565$ Operating margin 14.5% 16.9% Other expense, net (1)$ -$ -$ (1)$ Income tax expense (78)$ (1)$ (19)$ (98)$ Effective tax rate 16.9% 18.1% Income from continuing operations 383$ 5$ 56$ 444$ Diluted earnings per share from continuing operations 1.11$ 0.01$ 0.16$ 1.29$ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Free Cash Flow 29 September 27, September 28, September 27, September 28, 2019 2018 2019 2018 Net cash provided by operating activities: Net cash provided by continuing operating activities 879$ 922$ 2,454$ 2,301$ Net cash provided by (used in) discontinued operating activities (1) 2 (32) 150 878 924 2,422 2,451 Net cash used in investing activities (153) (419) (692) (1,094) Net cash used in financing activities (334) (420) (1,643) (1,722) Effect of currency translation on cash (10) (7) (8) (5) Net increase (decrease) in cash, cash equivalents, and restricted cash 381$ 78$ 79$ (370)$ Net cash provided by continuing operating activities 879$ 922$ 2,454$ 2,301$ Excluding: Receipts related to pre-separation U.S. tax matters, net - - - (5) Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts (39) 6 (132) 16 Capital expenditures, net (152) (258) (706) (912) Free cash flow (1) 688$ 670$ 1,616$ 1,400$ (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended For the Years Ended (in millions)

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Adjusted EBITDA Margin 30 September 27, September 28, 2019 2018 Net income 372$ 1,661$ Loss from discontinued operations 4 13 Income tax expense (benefit) 61 (1,128) Other expense, net - 1 Interest expense 13 27 Interest income (6) (4) Operating income 444 570 Acquisition-related charges and other items 23 5 Restructuring and other charges, net 71 22 Adjusted operating income (1) 538 597 Depreciation and amortization 175 171 Adjusted EBITDA (1) 713$ 768$ Net sales 3,300$ 3,509$ Net income as a percentage of net sales 11.3% 47.3% Adjusted EBITDA margin (1) 21.6% 21.9% Transportation Industrial Communications Transportation Industrial Communications Solutions Solutions Solutions Total Solutions Solutions Solutions Total Operating income 270$ 150$ 24$ 444$ 341$ 146$ 83$ 570$ Acquisition-related charges and other items 18 4 1 23 3 2 - 5 Restructuring and other charges (credits), net 46 3 22 71 20 4 (2) 22 Adjusted operating income (1) 334 157 47 538 364 152 81 597 Depreciation and amortization 114 45 16 175 106 45 20 171 Adjusted EBITDA (1) 448$ 202$ 63$ 713$ 470$ 197$ 101$ 768$ Net sales 1,896$ 1,014$ 390$ 3,300$ 2,012$ 1,014$ 483$ 3,509$ Operating margin 14.2% 14.8% 6.2% 13.5% 16.9% 14.4% 17.2% 16.2% Adjusted operating margin (1) 17.6% 15.5% 12.1% 16.3% 18.1% 15.0% 16.8% 17.0% Adjusted EBITDA margin (1) 23.6% 19.9% 16.2% 21.6% 23.4% 19.4% 20.9% 21.9% For the Quarters Ended (1) See description of non-GAAP financial measures. September 27, 2019 September 28, 2018 For the Quarters Ended ($ in millions) ($ in millions)

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Adjusted EBITDA Margin 31 September 27, September 28, 2019 2018 Net income 1,844$ 2,565$ Loss from discontinued operations 102 19 Income tax benefit (15) (344) Other income, net (2) (1) Interest expense 68 107 Interest income (19) (15) Operating income 1,978 2,331 Acquisition-related charges and other items 47 22 Restructuring and other charges, net 255 126 Adjusted operating income (1) 2,280 2,479 Depreciation and amortization (2) 687 663 Adjusted EBITDA (1) 2,967$ 3,142$ Net sales 13,448$ 13,988$ Net income as a percentage of net sales 13.7% 18.3% Adjusted EBITDA margin (1) 22.1% 22.5% Transportation Industrial Communications Transportation Industrial Communications Solutions Solutions Solutions Total Solutions Solutions Solutions Total Operating income 1,226$ 543$ 209$ 1,978$ 1,578$ 465$ 288$ 2,331$ Acquisition-related charges and other items 31 15 1 47 12 10 - 22 Restructuring and other charges, net 144 63 48 255 33 80 13 126 Adjusted operating income (1) 1,401 621 258 2,280 1,623 555 301 2,479 Depreciation and amortization (2) 442 178 67 687 416 174 73 663 Adjusted EBITDA (1) 1,843$ 799$ 325$ 2,967$ 2,039$ 729$ 374$ 3,142$ Net sales 7,821$ 3,954$ 1,673$ 13,448$ 8,290$ 3,856$ 1,842$ 13,988$ Operating margin 15.7% 13.7% 12.5% 14.7% 19.0% 12.1% 15.6% 16.7% Adjusted operating margin (1) 17.9% 15.7% 15.4% 17.0% 19.6% 14.4% 16.3% 17.7% Adjusted EBITDA margin (1) 23.6% 20.2% 19.4% 22.1% 24.6% 18.9% 20.3% 22.5% ($ in millions) (1) See description of non-GAAP financial measures. (2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $3 million and $4 million for the years ended September 27, 2019 and September 28, 2018, respectively, as these charges are included in the acquisition-related charges line. For the Years Ended ($ in millions) For the Years Ended September 27, 2019 September 28, 2018

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Adjusted Return on Invested Capital (ROIC) 32 September 27, September 28, September 29, 2019 2018 2017 Operating income 1,978$ 2,331$ Acquisition-related charges and other items 47 22 Restructuring and other charges, net 255 126 Adjusted operating income (1) 2,280$ 2,479$ Amortization expense 180$ 180$ Adjustment (2) (3) (4) Adjusted amortization expense 177$ 176$ Adjusted operating income plus adjusted amortization expense 2,457$ 2,655$ Income from continuing operations before income taxes 1,931$ 2,240$ Acquisition-related charges and other items 47 22 Restructuring and other charges, net 255 126 Tax items - (1) Adjusted income from continuing operations before income taxes 2,233$ 2,387$ Income taxes paid, net of refunds 338$ 393$ Adjusted cash tax rate 15.1% 16.5% Adjusted net operating profit after taxes 2,085$ 2,218$ Total debt 3,965$ 4,000$ 4,344$ Total shareholders' equity 10,570 10,831 9,751 Invested capital 14,535$ 14,831$ 14,095$ Average invested capital 14,683$ 14,463$ Adjusted ROIC (1) 14.2% 15.3% As of or for the Years Ended ($ in millions) (1) See description of non-GAAP financial measures. (2) Adjustment for non-cash amortization associated with fair value adjustments related to acquired customer order backlog as these charges are included in the acquisition-related charges line.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute. Reconciliation of Forward - Looking Non - GAAP Financial Measures to Forward - Looking GAAP Financial Measures 33 Outlook for Quarter Ending December 27, Outlook for 2019 (1) Fiscal 2020 (1) Diluted earnings per share from continuing operations (GAAP) $0.93 - $0.99 $4.21 - $4.61 Restructuring and other charges, net 0.13 0.56 Acquisition-related charges 0.04 0.08 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.10 - $1.16 $4.85 - $5.25 Net sales growth (GAAP) (10)% - (4)% (5)% - (1)% Translation 2 2 (Acquisitions) divestitures, net (1) (1) Organic net sales growth (non-GAAP) (2) (9)% - (3)% (4)% - 0% Effective tax rate (GAAP) 17.2% - 17.7% Effective tax rate adjustments (3) 0.8 Adjusted effective tax rate (non-GAAP) (2) 18.0% - 18.5% (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of October 30, 2019. (2) See description of non-GAAP financial measures.